Exhibit 99.1


                                                        March 12, 2004



FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                             ANNOUNCES 2003 RESULTS



Leucadia National Corporation (LUK - NYSE and PCX) today announced its operating results for the year ended December 31, 2003. Net income was $97,054,000 or $1.57 per diluted common share for the year ended December 31, 2003 compared to $161,623,000 or $2.88 per diluted common share for the year ended December 31, 2002. Net income for 2003 included $12,696,000 of income from discontinued operations or $.20 per diluted common share, while net income for 2002 included $9,092,000 of income from discontinued operations or $.16 per diluted common share.

For more information on the Company's results of operations for 2003, please see the Company's Annual Report on Form 10-K for the year ended December 31, 2003, which was filed with the Securities and Exchange Commission today.

Leucadia National Corporation is a holding company engaged in a variety of businesses, including telecommunications (principally through WilTel
Communications Group, Inc.), healthcare services (through Symphony Health Services, LLC), banking and lending (principally through American Investment Bank, N.A.), manufacturing (through its Plastics Division), real estate activities, winery operations, development of a copper mine (through its 72.5% interest in MK Gold Company) and property and casualty reinsurance. The Company beneficially owns equity interests representing more than 5% of the outstanding capital stock of each of the following domestic public companies at March 5, 2004 (determined in accordance with Rule 13d-3 of the Securities Exchange Act of
1934): AmeriKing, Inc. (6.8%), Carmike Cinemas, Inc. (6%), FINOVA (25%), HomeFed (30%), International Assets Holding Corporation (15.5%), Jackson Products, Inc. (6.2%), Jordan Industries, Inc. (10.1%), Metrocall Holdings, Inc. (9.6%), and ParkerVision, Inc. (6.3%).



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           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
           ----------------------------------------------------------
                (In thousands, except earnings per share amounts)
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

                                                                               For the Three Month           For the Year Ended
                                                                            Period Ended December 31,           December 31,
                                                                            -------------------------           ------------
                                                                             2003            2002           2003            2002
                                                                             ----            ----           ----            ----
                                                                                  (Unaudited)

Revenues                                                                 $ 356,053        $  61,548       $  556,375     $ 241,805
                                                                         =========        ========        ==========     =========

Net securities gains (losses)                                            $   9,407        $ (10,956)      $    9,953     $ (37,066)
                                                                         =========        =========       ==========     =========

Loss from continuing operations before income taxes, minority expense of trust preferred securities and equity
   in income of associated companies                                     $ (34,581)       $ (11,928)       $  (34,029)    $ (41,525)

Income tax benefit                                                          32,590          133,184            44,201       144,865
                                                                         ---------        ---------        ----------     ---------

Income (loss) from continuing operations before minority expense of trust preferred securities and equity in income
   of associated companies                                               $  (1,991)       $ 121,256        $   10,172     $ 103,340
                                                                         =========        =========        ==========     =========

Equity in income of associated companies, net of taxes                   $  34,005        $   4,407        $   76,947     $  54,712
                                                                         =========        =========        ==========     =========

Income from continuing operations                                        $  32,014        $ 124,283        $   84,358     $ 152,531
                                                                         =========        =========        ==========     ==========

Income from discontinued operations, including gain
   on disposal, net of taxes                                             $   7,319        $   --           $   12,696     $   9,092
                                                                         =========        =========        ==========     =========

   Net income                                                            $  39,333        $ 124,283        $   97,054     $ 161,623
                                                                         =========        =========        ==========     =========

Basic earnings per common share:
Income from continuing operations                                          $   .49          $  2.20           $  1.38       $  2.74
Income from discontinued operations, including gain
   on disposal of discontinued operations                                      .12             --                 .20           .16
                                                                           -------          -------           -------       -------
                                                                           $   .61          $  2.20           $  1.58       $  2.90
                                                                           =======          =======           =======       =======

Number of shares in calculation                                             64,946           56,420            61,264        55,667
                                                                           =======          =======           =======       =======

Diluted earnings per common share:
Income from continuing operations                                          $   .49          $  2.19            $ 1.37       $  2.72
Income from discontinued operations, including gain
   on disposal of discontinued operations                                      .11              --                .20           .16
                                                                           -------          -------           -------       -------
   Net income (loss)                                                       $   .60          $  2.19            $ 1.57       $  2.88
                                                                           =======          =======           =======       =======

Number of shares in calculation                                             65,452           56,871            61,701        56,016
                                                                           =======          =======           =======       =======



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